                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report
(Date of earliest event reported)           October 4, 1999 (September 28, 1999)


                      Alliance Bancorp of New England, Inc.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                        001-13405               06-1495617
----------------------------         ----------------        ------------------
(State of Other Jurisdiction         (Commission File           IRS Employer
     of Incorporation)                    Number)            Identification No.


                     348 Hartford Turnpike, Vernon, CT 06066
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code (860) 875-2500
                                                          --------------


                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On September 28, 1999, the Board of Directors of Alliance Bancorp of New England, Inc. ("Alliance") approved the appointment of Joseph P. Capossela to the Board of Directors. Mr. Capossela will fill the unexpired term of Dr. Howard G. Abbott, deceased. A copy of the press release announcing the appointment of the new director is attached hereto as Exhibit 99(i).


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired
                  Not applicable

         (b)      Pro Forma Financial Information
                  Not applicable

         (c)      Exhibits

                  (99)(i) Press release dated October 4, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      ALLIANCE BANCORP OF
                                         NEW ENGLAND, INC.
                                      Registrant



Date:  October 4, 1999                By:   /s/ David H. Gonci
                                            ----------------------------------
                                                David H. Gonci
                                                Senior Vice President/
                                                Chief Financial Officer